UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2014

ACCESS MIDSTREAM PARTNERS, L.P.

(Exact name of Registrant as specified in its Charter)

Delaware	001-34831	80-0534394
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

525 Central Park Drive, Oklahoma City, Oklahoma	73105
(Address of principal executive offices)	(Zip Code)

(877) 413-1023

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

As previously reported in the Current Report on Form 8-K of Access Midstream Partners, L.P. (the “Partnership”) dated October 3, 2014 (the “Original Report”), as a result of the previously announced acquisition by The Williams Companies, Inc. (“WMB”) of all of the interests in Access Midstream Partners GP, L.L.C. (the “General Partner”), the general partner of the Partnership, the audit committee of the board of directors of the General Partner (the “Audit Committee”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Partnership’s independent registered public accounting firm upon the filing of the Partnership’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014. On October 30, 2014, the Partnership filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014.

Also as previously reported on the Original Report, the Audit Committee approved the appointment of Ernst & Young LLP (“EY”) as the Partnership’s independent registered public accounting firm for the fiscal year ending December 31, 2014. EY is the independent registered public accounting firm for WMB, and WMB has consolidated the Partnership into WMB’s financial statements as a result of its ownership of the General Partner.

PwC’s audit reports on the Partnership’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years ended December 31, 2013 and 2012, and in the subsequent interim period through October 30, 2014, there were (i) no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in its reports on the consolidated financial statements for such years, and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K).

The General Partner has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with the above statements. A copy of such letter dated October 30, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the Partnership’s two most recent fiscal years ended December 31, 2013 and 2012 and subsequent interim period through October 30, 2014, neither the Partnership, the General Partner nor anyone on each of its behalf has consulted with EY regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Partnership’s financial statements, and neither a written report nor oral advice was provided to the Partnership or the General Partner that EY concluded was an important factor considered by the Partnership or the General Partner in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description

16.1	Letter of PricewaterhouseCoopers LLP, dated October 30, 2014, regarding change in independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCESS MIDSTREAM PARTNERS, L.P.

By:	Access Midstream Partners GP, L.L.C.,
its general partner

By:	/s/ David Shiels
David Shiels
Chief Financial Officer

DATED: November 3, 2014

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

16.1	Letter of PricewaterhouseCoopers LLP, dated October 30, 2014, regarding change in independent registered public accounting firm.